SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.


                                 FORM 8-K/A


                               CURRENT REPORT


                   Pursuant to Section 10 or 15(d) of the
                      Securities Exchange Act of 1934



                                July 3, 1996
              ------------------------------------------------
              Date of Report (date of earliest event reported)


                        WINCO PETROLEUM CORPORATION
           -----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


    Colorado                      0-9295                       84-0794604
---------------                -----------                 -------------------
(State or Other                (Commission                 (IRS Employer Iden-
Jurisdiction of               File Number)                  tification Number)
Incorporation)


                              1645 Court Place
                                 Suite 312
                          Denver, Colorado  80202
                   --------------------------------------
                  (Address of Principal Executive Offices
                            Including Zip Code)


                                (303) 623-9095
                        ------------------------------
                       (Registrant's telephone number,
                             including area code)






Page 1 of 13.

Item 7.   FINANCIAL STATEMENTS AND  EXHIBITS

          (a) Historical Summaries of Gross Revenues And Direct Expenses Of Properties Acquired By Winco Petroleum Corporation From American Warrior, Inc. As Of Nine Months Ended June 30, 1996 and Year Ended September 30, 1995 with Independent Auditors' Report.

                                                                     Item 7(a)

                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------


Board of Directors
WINCO, INC.


We have audited the accompanying Historical Summaries of Gross Revenues and Direct Operating Expenses of Properties Acquired by Winco, Inc. from American Warrior, Inc. on July 3, 1996, for the nine months ended June 30, 1996 and the year ended September 30, 1995. The Historical Summaries are the responsibility of the Company's management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summaries presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Winco, Inc.) as described in
Note 1 and are not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the Historical Summaries referred to above present fairly in all material respects, the revenue and direct operating expenses of the properties acquired July 3, 1996, for the nine months ended June 30, 1996 and the year ended September 30, 1995, in conformity with generally accepted accounting principles.



                                        ALLEN, GIBBS & HOULIK, L.C.
August 23, 1996
Wichita, Kansas

                  HISTORICAL SUMMARIES OF GROSS REVENUES AND
             DIRECT OPERATING EXPENSES OF PROPERTIES ACQUIRED BY
                   WINCO, INC. FROM AMERICAN WARRIOR, INC.

                       Nine Months Ended June 30, 1996
                      and Year Ended September 30, 1995





                                          NINE MONTHS        Year Ended
                                             ENDED           September 30,
                                          June 30, 1996         1995
                                          --------------     -------------


Gross revenues - oil and gas sales         $   105,297          $  108,148

Direct expenses                                 72,631              76,317
                                            ----------          ----------

    Net revenues                            $   32,666          $   31,831
                                            ==========          ==========



















                    The accompanying notes are an integral
                           part of these summaries.

                  HISTORICAL SUMMARIES OF GROSS REVENUES AND
             DIRECT OPERATING EXPENSES OF PROPERTIES ACQUIRED BY
                   WINCO, INC. FROM AMERICAN WARRIOR, INC.

                        NOTES TO HISTORICAL SUMMARIES


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION - The accompanying Historical Summaries of Gross Revenues and Direct Operating Expenses relate to the operations of the oil and gas properties acquired by Winco, Inc. on July 3, 1996 from American Warrior, Inc. The properties were acquired in exchange for 17,259,977 shares of Winco, Inc. common stock.

    HISTORICAL SUMMARY - The Historical Summaries presented herein were prepared for the purposes of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K/A as promulgated by Regulation S-B Item 3/10 of the Securities Exchange Act of 1934.

    OIL AND GAS PROPERTIES - The properties presented herein represent purchased production. The properties are presented at their historical cost basis. For individual properties that were acquired as a part of a larger group of properties, cost was allocated to the individual properties and the acquired equipment in accordance with APB 16 based on the then estimated fair value of the producing property; no amounts were allocated to undeveloped property. Significant betterments and renewals have been capitalized. Depreciation and depletion of the capitalized costs related to the oil and gas properties have been recorded using a method which approximates the units-of-production method.

    REVENUE RECOGNITION - Revenues received from well production are distributed to the owners based on their ownership interest in the wells. The revenues presented represent American Warrior, Inc.'s ownership interest in the wells.

    GENERAL AND ADMINISTRATIVE EXPENSES - American Warrior, Inc., the operator, charges these expenses to a property for estimated operating overhead. On most properties these charges amount to approximately $250 per month on each operating well.

    ESTIMATES USED IN HISTORICAL SUMMARIES - The preparation of Historical Summaries in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect: 1) the reported amounts of assets and liabilities, 2) disclosures such as contingencies, and 3) the reported amounts of revenues and expenses included in such Historical Summaries. Actual results could differ from those estimates.

    INCOME TAXES - No provision has been made for income taxes.

                                 (Continued)

                  HISTORICAL SUMMARIES OF GROSS REVENUES AND
             DIRECT OPERATING EXPENSES OF PROPERTIES ACQUIRED BY
                   WINCO, INC. FROM AMERICAN WARRIOR, INC.

                        NOTES TO HISTORICAL SUMMARIES
                                 (Continued)

2.  RESERVES (UNAUDITED)

    Estimates of proved oil and gas reserves for the properties were prepared in accordance with the guidelines established by the Securities and Exchange Commission and the Financial Accounting Standards Board, which require that reserve reports be prepared under existing economic and operating conditions with no provision for price and cost escalations except by contractual agreement. These estimates are expected to change as future information becomes available. All of the reserves are located onshore in the continental United States.

    The following unaudited table sets forth the proved net oil reserves for the properties at June 30, 1996 and September 30, 1995, together with the changes therein:

              Proved Developed Reserves:                   (Unaudited)
                                                               Oil
                                                          ------------
                                                              BBLS
                                                          ------------
              Balance at October 1, 1994                       90,228
              Production                                       (8,117)
                                                           ----------

              Balance at September 30, 1995                    82,111
              Production                                       (6,691)
                                                           ----------

              Balance at June 30, 1996                         75,420
                                                           ==========

              Standardized Measure of Discounted Future    (Unaudited)
              Net Cash Flows Relating to Proved Reserves:   June 30,
                                                              1996
                                                           ----------

              Future cash flows                           $ 1,429,343
              Future production costs and tax expenses        726,159
                                                           ----------

              Future net cash flows                           703,184
              10% discount to reflect timing
               of net cash flows                              225,828
                                                           ----------

              Standardized measure of
               discounted future net cash flows           $   477,356
                                                          ===========

    (b)  Pro Form Financial Information.

                                                                     Item 7(b)

                                 WINCO, INC.

                        PRO FORMA FINANCIAL STATEMENTS
                                 (Unaudited)

                       Nine Months Ended June 30, 1996


The following unaudited pro forma balance sheet of Winco, Inc. is based on the historical balance sheet as of June 30, 1996, adjusted to give effect for the acquisition of the American Warrior, Inc. oil and gas properties acquired July 3, 1996, as if the acquisitions had been consummated at the balance sheet date. The historical statements of operations of the Company for the nine months ended June 30, 1996 and the year ended September 30, 1995 have been adjusted to give effect for the acquisition as if the acquisition had been consummated at the beginning of each respective period presented.

The pro forma balance sheet and statements of operations have been prepared based on estimates and assumptions deemed by management of the company to be appropriate and do not purport to be indicative of the results of operations which would actually have been obtained if the acquisitions had occurred as presented in such statements, or which may be obtained in the future. The pro forma balance sheet and statement of operations should be read in conjunction with the historical financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 1995 and the Company's Quarterly Report on Form 10-QSB for the nine months ended June 30, 1996, which have been filed with the Securities and Exchange Commission.

                                 WINCO, INC.

                        PRO FORMA FINANCIAL STATEMENTS
                                 (Unaudited)

                       Nine Months Ended June 30, 1996

                                CURRENT ASSETS
                                --------------

                                     Winco       Pro forma    Combined
                                   Historical   Adjustments   Pro forma
                                  ----------    -----------  ----------
Current assets:
  Cash and short-term cash
   investments                     $ 118,531    $      --     $ 118,531
  Notes and accounts receivable       66,881           --        66,881
  Prepaid expenses and other           4,650           --         4,650
                                   ---------    ---------     ---------
      Total current assets           190,062           --       190,062

Investments in oil and gas
  properties at cost, net (using
  the full cost method of
  accounting)                        104,136      146,187       250,323
Well equipment inventory
  at lower of cost or market          59,993           --        59,993
Furniture, fixtures and vehicles
  at cost, net of allowances for
  depreciation                         1,549           --         1,549
Other assets                           9,000           --         9,000
                                   ---------    ---------     ---------
                                   $ 364,740    $ 146,187     $ 510,927
                                   =========    =========     =========

                   LIABILITIES AND STOCKHOLDERS' INVESTMENT
                   ----------------------------------------
Current liabilities:
  Accounts payable to
    stockholders and directors     $      75    $      --     $      75
  Accounts payable and accrued
    liabilities                       38,372           --        38,372
                                   ---------    ---------     ---------
      Total current liabilities       38,447           --        38,447
                                   ---------    ---------     ---------
Stockholders' investment:
  Common stock, no par value;
   50,000,000 shares authorized;
   23,000,000 shares issued and
   outstanding (40,259,977 shares
   issued and outstanding
   on a proforma basis)              173,000      146,187       319,187
  Additional paid-in capital       1,249,320   (1,096,027)      153,293
  Accumulated deficit             (1,096,027)   1,096,027            --
                                   ---------    ---------     ---------
    Total stockholders' investment   326,293      146,187       472,480
                                   ---------    ---------     ---------
                                   $ 364,740    $ 146,187     $ 510,927
                                   =========    =========     =========





            See Notes to Unaudited Pro Forma Financial Statements.

                                 WINCO, INC.

                        PRO FORMA FINANCIAL STATEMENTS
                                 (Unaudited)

                       Nine Months Ended June 30, 1996


                                     Winco       Pro forma    Combined
                                   Historical   Adjustments   Pro forma
                                  ----------    -----------   ---------
Revenues:
  Oil and gas sales                $  78,891    $ 105,297     $ 184,188
  Interest                             3,520           --         3,520
                                   ---------    ---------     ---------

                                      82,411      105,297       187,708

  Lease operating expenses and
   royalties                          50,729       38,468        89,197
  General and administrative          54,111           --        54,111
  Depreciation, depletion and
   amortization                       18,850       34,163        53,013
                                   ---------    ---------     ---------

                                     123,690       72,631       196,321
                                   ---------    ---------     ---------

  Loss before income tax             (41,279)      32,666        (8,613)

  Income tax expense (benefit)            --           --            --
                                   ---------    ---------     ---------

Net loss                           $ (41,279)   $  32,666     $  (8,613)
                                   =========    =========     =========


Net loss per common share:
  Primary and fully diluted        $      --    $      --    $       --
                                   =========    =========    ==========

Weighted average shares
 outstanding                      23,000,000   17,259,977    40,259,977
                                  ==========   ==========    ==========












            See Notes to Unaudited Pro Form Financial Statements.

                                 WINCO, INC.

                        PRO FORMA FINANCIAL STATEMENTS
                                 (Unaudited)

                        Year Ended September 30, 1995


                                     Winco       Pro forma    Combined
                                   Historical   Adjustments   Pro forma
                                  -----------   -----------  ----------

Revenues:
  Oil and gas sales                $ 106,740    $ 108,148     $ 214,888
  Interest                             5,130           --         5,130
  Other                               (2,207)          --        (2,207)
                                   ---------    ---------     ---------

                                     109,663      108,148       217,811

Lease operating expenses and
 royalties                            79,438       41,294       120,732
  General and administrative          68,230           --        68,230
  Depreciation, depletion and
   amortization                       21,876       35,023        56,899
                                   ---------    ---------     ---------

                                     169,544       76,317       245,861

  Loss before income tax             (59,881)      31,831       (28,050)

  Income tax expense (benefit)            --           --            --
                                   ---------    ---------     ---------

Net loss                           $ (59,881)   $  31,831     $ (28,050)
                                   =========    =========     =========

Net loss per common share:
  Primary and fully diluted        $      --    $      --     $      --
                                   =========    =========     =========

Weighted average shares
 outstanding                      23,000,000   17,259,977    40,259,977
                                  ==========   ==========    ==========










            See Notes to Unaudited Pro Forma Financial Statements.

                                 WINCO, INC.

              NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following adjustments have been reflected in the accompanying pro forma balance sheet as of June 30, 1996 and Statements of Operations for the nine months ended June 30, 1996 and the year ended September 30, 1995 to give effect for the acquisition of American Warrior, Inc. oil properties on July 3, 1996.

A. The properties were acquired in a transaction considered to be a reverse acquisition and, accordingly, are presented at the carryover cost basis of the predecessor company, American Warrior, Inc. (AWI).

B. To reflect the direct revenues and direct operating expenses of the properties, no additional general and administrative expenses are provided for in the pro forma. Direct operating expenses include overhead charges from the operator, AWI, in the amounts of $14,017 and $17,073 for the period ended June 30, 1996 and September 30, 1995, respectively. Management expects AWI to continue to operate the properties and overhead charges are not expected to change as a result of the acquisition.

C. Additional depreciation and depletion on oil properties was estimated using the predecessor company's method which approximates the units of production method used by Winco, Inc.

     (c)  Exhibits:  Filed herewith pursuant to Reg. S-K Item 601.

          EXHIBIT NO.    PAGE      DESCRIPTION

          N/A            N/A       N/A

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WINCO PETROLEUM CORPORATION



DATED: November 1, 1996            By: /s/ CECIL O'BRATE
                                      -------------------------------------
                                        Cecil O'Brate
                                        President